UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2017

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Jan Tinbergenstraat 80, 7559 SP Hengelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-74-357-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On February 2, 2017, Sensata Technologies Holding N.V. (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2016. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The Company will conduct a conference call on February 2, 2017 at 8:00 AM eastern time to discuss the financial results for its fourth quarter and full year ended December 31, 2016 and its outlook for the first quarter and full year 2017. Investors can listen to the earnings call by dialing 1-877-317-6789 or 1-412-317-6789 and referencing the "Sensata fourth quarter and full year 2016 earnings call." A live webcast and a replay of the conference call will also be available on the investor relations page of the Company’s website at http://investors.sensata.com.
The information contained in, or incorporated into, this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	February 2, 2017 press release entitled "Sensata Technologies Reports Fourth Quarter and Full Year 2016 Financial Results" (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: February 2, 2017	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	February 2, 2017 press release entitled "Sensata Technologies Reports Fourth Quarter and Full Year 2016 Financial Results" (furnished pursuant to Item 2.02).

4